Federated Hermes Emerging Markets Equity Fund
Portfolio of Investments
August 31, 2024 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.3%
		Argentina—4.7%
950	[1]	Mercadolibre, Inc.	$ 1,958,577
		Brazil—5.4%
113,833		3R Petroleum Oleo e Gas S.A.	532,612
116,264	[1]	NU Holdings Ltd./Cayman Islands	1,740,472
		TOTAL	2,273,084
		China—24.7%
29,564		360 Finance Inc., ADR	783,150
145,119		Alibaba Group Holding Ltd.	1,517,610
18,960	[1]	Bilibili, Inc.	273,799
17,660		Contemporary Amperex Technology Co. Ltd.	458,376
86,035		Full Truck Alliance Co. Ltd., ADR	623,754
88,600		KE Holdings, Inc.	438,422
155,400	[1]	Kuaishou Technology	798,461
1,390		Kweichow Moutai Co. Ltd.	282,670
37,106	[1]	Meituan	558,830
115,504		Nari Technology Development Co., Ltd.	401,186
15,000		Silergy Corp.	223,288
52,764		Tencent Holdings Ltd.	2,550,191
20,180		Zhongji Innolight Co., Ltd.	311,549
566,022		Zijin Mining Group Co. Ltd.	1,143,894
		TOTAL	10,365,180
		Egypt—0.7%
153,644		Commercial International Bank Egypt	275,182
		Georgia—0.6%
6,100		Tbc Bank Group PLC	254,008
		India—18.3%
22,623		Data Patterns India Ltd.	758,753
43,565		DLF Ltd.	440,533
47,879		KPIT Technologies Ltd.	1,039,026
6,730	[1]	Makemytrip Ltd.	647,224
87,862		Max Healthcare Institute Ltd.	905,280
74,308	[1]	PB Fintech Ltd.	1,573,825
26,377		Reliance Industries Ltd.	952,878
45,212		Sona Blw Precision Forgings Ltd.	368,688
55,439		Varun Beverages Ltd.	993,420
		TOTAL	7,679,627
		Indonesia—2.7%
1,697,170		PT Bank Central Asia	1,134,444
		Kazakhstan—2.0%
6,368		Kaspi.Kz JSC, GDR	833,762
		Malaysia—2.3%
1,448,700		CTOS Digital Bhd	436,293
611,700		Frontken Corp. Bhd	511,076
		TOTAL	947,369
		Peru—0.8%
3,443		Southern Copper Corp.	350,222

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Saudi Arabia—0.4%
24,675		Saudi Arabian Oil Co. (Aramco)	$ 183,922
		South Africa—2.9%
5,672		Capitec Bank Holdings Ltd.	932,176
18,825		Gold Fields Ltd., ADR	258,656
		TOTAL	1,190,832
		South Korea—11.7%
839	[1]	APR Corp.	161,990
27,050	[1]	Coupang LLC	599,157
1,460		Hanwha Aerospace Co.Ltd.	319,097
7,213		Kakao Corp.	200,954
11,508		Korea Aerospace Industry	469,912
4,057		Samsung Electro-Mechanics Co.	436,400
27,997		Samsung Electronics Co. Ltd.	1,570,014
8,611		SK Hynix, Inc.	1,126,561
		TOTAL	4,884,085
		Taiwan—17.3%
10,063		AirTac International Group	274,699
6,274		ASPEED Technology, Inc.	980,494
5,000		eMemory Technology, Inc.	416,704
25,704		MediaTek, Inc.	1,010,834
153,385		Taiwan Semiconductor Manufacturing Co. Ltd	4,579,958
		TOTAL	7,262,689
		Turkey—0.7%
172,905		Coca-Cola Icecek AS	308,170
		United Arab Emirates—1.2%
405,819		ADNOC Drilling Company P.J.S.C.	486,224
		Vietnam—1.9%
216,586	[1]	JSC Bank of Foreign Trade of Vietnam	799,332
		TOTAL COMMON STOCKS (IDENTIFIED COST $28,667,172)	41,186,709
		INVESTMENT COMPANY—3.4%
1,420,678		Federated Hermes Government Obligations Fund, Premier Shares, 5.21%[2] (IDENTIFIED COST $1,420,678)	1,420,678
		TOTAL INVESTMENT IN SECURITIES—101.7% (IDENTIFIED COST $30,087,850)	42,607,387
		OTHER ASSETS AND LIABILITIES - NET—(1.7%)[3]	(692,532)
		TOTAL NET ASSETS—100%	$41,914,855
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended August 31, 2024, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 5/31/2024	$634,075
Purchases at Cost	$3,303,574
Proceeds from Sales	$(2,516,971)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 8/31/2024	$1,420,678
Shares Held as of 8/31/2024	1,420,678
Dividend Income	$17,649

1	Non-income-producing security.
2	7-day net yield.
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2024.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of AdviserAdviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;

■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of August 31, 2024, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$7,794,974	$33,072,638	$319,097	$41,186,709
Investment Company	1,420,678	—	—	1,420,678
TOTAL SECURITIES	$9,215,652	$33,072,638	$319,097	$42,607,387

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
JSC	—Joint Stock Company